Intangible assets (Tables)	12 Months Ended
Dec. 31, 2025
Intangible assets
Schedule of intangible assets

Licenses (1)
$
Cost
December 31, 2024	446,112
Additions	—
December 31, 2025	446,112

Accumulated amortization and impairment
December 31, 2024	116,723
Amortization	22,305
December 31, 2025	139,028

Net book value
December 31, 2024	329,389
December 31, 2025	307,084

(1)	On August 3, 2016, the Company entered into an intellectual assignment agreement (“IP agreement”) with Société de commercialisation des produits de la recherche appliquée SOCPRA Sciences et Génie S.E.C. (“SOCPRA”) and its investors. Until the expiry of the last patent rights, which is expected in May 2035, the Company will pay SOCPRA a royalty of 5% calculated on the net sales price of products sold by the Company. The Company may have an option to buy back the royalties in the future at terms and conditions to be agreed upon by both parties.